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                                                                   EXHIBIT 10.15


                          GEO SPECIALTY CHEMICALS, INC.

                        1997 MANAGEMENT INCENTIVE PROGRAM


The Board of Directors ("Board") of GEO Specialty Chemicals, Inc. (GEO) proposes a 1997 incentive plan for selected employees. The plan, referred to as "Management Incentive Program" will be supervised by the President and Executive Vice President ("Officers") for the Board. The principal features of the plan are as follows:

         I.       PLAN CONCEPT

                  The GEO Management Incentive Program has been established to recognize and reward the professional contribution of management and selected employees of the company. Since sustaining and increasing corporate profitability, and its attendant benefits, is the primary objective of our executive and management effort, the total bonus opportunity will be dependent upon corporate profits as well as individuals performance levels. The Management Incentive Program Matrix (Appendix A), illustrating the incentive opportunities at specific corporate and individual performance levels for the 1997 calendar year is attached.

         II.      FUNDING

                  The plan shall be funded through an annual appropriation approved by the Board of Directors. Each year at its 1st quarter meeting, the Board will approve payment of the bonus incentive for the previous year, provided year-end financial results attain the required corporate performance level for which a bonus is paid.

                  The Board may also choose at its sole discretion to exclude any or all extraordinary items (favorable or unfavorable) in determination of the corporate performance level which will apply under the plan for a given fiscal year.

                  Also at the 1st quarter meeting of each year, the officers will propose the bonus plan applicable for the next fiscal year the Board will authorize accrual of the appropriate funds. If business performance dictates, the accrual may be adjusted during the fiscal year.

         III.     PARTICIPATION

                  The employees who are eligible to participate have significant functional or project responsibilities and who have an appropriate position grade level. An employee, however, will participate only upon the recommendation of the officers with approval of the Board. Participation in the plan during any year does not guarantee participation in future plan years.




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         IV.      NOTIFICATION

                  Each plan year, or upon the offer of employment to a prospective eligible management level employee, each individual participant will be advised of his/her participation in the program and the following:

                            - The incentive opportunity and extent to which it will vary based upon alternative business and individual performance levels.

                            - Individual job responsibilities and related objectives upon which the performance and the performance component of the incentive award will be based.

         V.       PLAN YEAR

                  Actual bonus awards will be based upon corporate and individual performance during the corporation's fiscal year, which is the calendar year.

         VI.      INDIVIDUAL BONUS AWARDS

                  As noted, actual bonus awards are based on corporate as well as individual job performance criteria, briefly described below:

                  INDIVIDUAL PERFORMANCE

                  An employee's job performance in meeting pre-established plan objectives and position requirements during the fiscal year is rated in any one of the three categories ranging from IV to I based on his/her accomplishment of the regular duties of the position as well as established plan objectives for the year. Performance is rated by the committee with a recommendation from the individual's immediate supervisor as appropriate. Appendix B outlines the individual performance measurement criteria and procedure. Individual bonus awards are made only if the corporate performance objective exceeds the previous year.

                  CORPORATE PERFORMANCE

                  Corporate performance is established each year by the Board of Directors upon the recommendation of the officers. Corporate performance is pretax profit defined as operating income before taxes, financing expenses and corporate expenses, but after depreciation for the applicable year ascertained from its books of account maintained in accordance with generally accepted accounting principles, after all charges and reserves deemed necessary or advisable by the Board excluding bonuses payable under this plan, and any plans covering other employees.



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                  In the determination of pretax income, the Board may, in its sole and complete discretion, adjust earnings by eliminating from income or expense such items as is determined in good faith to be unrelated to the ordinary operations of the company. The maximum bonus payments for the Management Incentive Program shall not exceed 10% of the pretax income in any given year.

                  BUSINESS SEGMENT PERFORMANCE

                  The GEO Specialty Chemicals CEO, Group President and Vice President/General Manager Process Chemicals will establish their respective business segment performance parameters each year. The CEO Specialty Chemicals will establish business segment performance each year. The formula used for determining business segment performance is the same as outlined for corporate performance. In determination of pretax income, the CEO and the Group President and Vice President/General Manager Process Chemicals at their discretion and Board endorsement may adjust earnings by eliminating from income or expense such items as is determined in good faith to be unrelated to the ordinary business operations.

                  PROCEDURE

                  At the fourth quarter meeting of each fiscal year, the officers shall evaluate the performance of participants as outlines in Appendix B. All evaluations will be presented to the Board for final approval. Based upon the approved evaluations and projected corporate performance, and the incentive guidelines as outlined in the incentive award matrix for the plan year, the officers shall make recommendations to the Board for incentive awards. Actual awards will be determined when the company completes its financial audit for the fiscal year.

         VII.     FISCAL DEFINITION OF "CURRENT YEAR BASE SALARY"

                  For purposes of the plan, a participant's current year base salary in the actual salary paid for the fiscal year, while the individual is a member of the Plan, excluding any overtime payments and relocation expenses, bonuses, or other discretionary or extraordinary items.

         VIII.    PAYMENT DATE

                  Payment of any bonus under the plan will generally be made within thirty (30) days after the company has received its year-end financial statements, certified by the company's auditors, or as soon thereafter as practicable. Payments may be made prior to the receipt of said certified financial statements at the sole discretion of the committee.




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         IX.      TERMINATION OF EMPLOYMENT

                  If a participant's employment is terminated during the year for any reason, he or she will not be eligible for any bonus for that fiscal year.

         X.       DISCRETIONARY PLAN

                  The continuance of the plan is discretionary and subject to annual review and approval by the Board.

         XI.      REVOCATION OR AMENDMENTS

                  The Board reserves the right, at its sole discretion, to amend or terminate this plan at any time, provided, however, that no amendment or termination shall be effective as to awards which have already been paid.

         XII.     INTERPRETATION

                  The Board shall at all times retain the power and authority to interpret all provisions of this plan and to resolve all questions and disputes. The decision of the Board shall be final, binding and conclusive upon all employees.

         XIII.    LEGAL PROHIBITION

                  Notwithstanding any provisions to the contrary, the Board reserves the right to amend, suspend or terminate this plan
                  (1) if the payment of any amount under this plan shall be contrary to any law, regulation or ruling by any governmental agency or authority, or (2) if the company is in default of any of its obligations to its lenders or if the payment of any amounts under this plan would create such a default.



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                            1997 INCENTIVE GUIDELINES

                        1997 MANAGEMENT INCENTIVE PROGRAM
                           % OF PARTICIPANTS EARNINGS

                                    SEGMENT 1
              CORPORATE/BUSINESS SEGMENT PERFORMANCE PRETAX INCOME*


                                                   GREATER THAN
        PERFORMANCE                               PREVIOUS YEAR
        ELIGIBILITY            LESS THAN          BUT LESS THAN                            MEETS INDIVIDUAL        TOTAL CORP. &
         CATEGORY            PREVIOUS YEAR             XXX               XXX OR GREATER          GOALS               INDIVIDUAL
         --------            -------------             ---               --------------          -----               ----------

            TI                    0%                   10%                    15%                 15%                  25-30%
            TII                   0%                    7%                    10%                 10%                  17-20%
           TIII                   0%                    5%                     7%                  7%                  12-14%
            TIV                   0%                    5%                     5%                  5%                  5-10%

*        As defined in Plan Description

**       Plan will pay out 75% business segment, 25% corporate performance e.g. the 10% and 15% tier I targets will be comprised of
         75% business segment and 25% corporate performance.



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APPENDIX B


                        INDIVIDUAL PERFORMANCE EVALUATION

The Vice President/General Manager will provide individual performance evaluations for the Management Incentive Program for review and approval, with input from the appropriate supervisor to the President and Executive Vice President. The performance category (I-IV) will be based on an individual's achievement of specific position requirements and agreed upon plan operational goals for the fiscal year.

Position requirement criteria are as follows:

         -       Job knowledge
         -       Ability to plan and organize work to achieve job objectives
         -       Dependability and reliability
         -       Ability to analyze and solve work related problems
         - Ability to work well and relate to subordinates, managers and outside contacts
         - Commitment to quality improvement and a consistent level of quality work performance

PERFORMANCE AND POSITION ELIGIBILITY CATEGORY I

         Employee meets specific plan operational goal and exceeds the position requirements criteria.

PERFORMANCE AND POSITION ELIGIBILITY CATEGORY II

         Employee meets specific plan operational goal and satisfactorily meets position requirement criteria.

PERFORMANCE AND POSITION ELIGIBILITY CATEGORY III

         Employee does not meet specific plan operational goal but exceeds the position requirement criteria.

PERFORMANCE AND POSITION ELIGIBILITY CATEGORY IV

         Employee meets local plan operational goal and exceeds position requirement criteria.



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                    1997 GENERAL MANAGEMENT INCENTIVE PROGRAM


The positions eligible for the program are group President and higher or selected individuals approved by the Board of Directors ("Board") of GEO Specialty Chemicals, Inc.



                                              GREATER THAN
 PERFORMANCE                                 PREVIOUS YEAR                                                    TOTAL CORP. 75%
 ELIGIBILITY           LESS THAN             BUT LESS THAN                             MEETS INDIVIDUAL          & BUSINESS
  CATEGORY           PREVIOUS YEAR                XXX              XXX OR GREATER          GOALS                 SEGMENT 25%
  --------           -------------                ---              --------------          -----                 -----------
      A                   0%                      15%                   20%                 20%                     35-40%
      B                   0%                      10%                   15%                 15%                     25-30%
      C                   0%                       7%                   10%                 10%                     17-20%





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                               ELIGIBILITY MATRIX


                                    POSITIONS
--------------------------------------------------------------------------------
               Division Plant Managers
               General Business Managers
TIER 1         Operations and Planning Managers
               Operating Vice President/General Managers
--------------------------------------------------------------------------------
TIER II        Large Plant Managers (Little Rock, Bastrop)
               Managers (Production Managers, Technical Managers)
-------------------------------------------------------------------------------
               Small Plant Managers
               Plant Superintendents
TIER III       Department Heads
               Human Resource Plant Manager
--------------------------------------------------------------------------------
TIER IV        Professional Engineers
               Selected Supervisors
               Selected Exempt Personnel
               Selected Non-Exempt Personnel
--------------------------------------------------------------------------------




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         1997 INCENTIVE GUIDE LINES FOR INDIVIDUAL PERFORMANCE CATEGORY

                        1997 MANAGEMENT INCENTIVE PROGRAM
                           % OF PARTICIPANTS EARNINGS

                      CORPORATE PERFORMANCE/PRETAX INCOME*

                       TIER 1

                                              GREATER THAN
                                              PREVIOUS YEAR
  PERFORMANCE            LESS THAN            BUT LESS THAN                                MEETS INDIVIDUAL        TOTAL PERFORMANCE
   CATEGORY            PREVIOUS YEAR               XXX               XXX OR GREATER             GOALS                 & INDIVIDUAL
   --------            -------------               ---               --------------             -----                 ------------
       I                    0%                     10%                    15%                    15%                     25-30%
      II                    0%                     7%                     10%                    10%                     17-20%
     III                    0%                     5%                      7%                    7%                      12-14%


                  TIER II

                                              GREATER THAN
                                             PREVIOUS YEAR
  PERFORMANCE            LESS THAN           BUT LESS THAN                                MEETS INDIVIDUAL         TOTAL PERFORMANCE
   CATEGORY            PREVIOUS YEAR              XXX                XXX OR GREATER            GOALS                  & INDIVIDUAL
   --------            -------------              ---                --------------            -----                  ------------
       I                    0%                     7%                     10%                   10%                      17-20%
      II                    0%                     5%                      7%                    7%                      12-14%
     III                    0%                     3%                      5%                    5%                      8-10%







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